MGI Funds
Semi-Annual NSAR
Period Ended September 30, 2005

Screen 3

No. 8  File Numbers for Advisor/Subadvisors

All Funds:
Mercer Global Investments, Inc.    801-63730

MGI US Large Cap Growth Equity Fund
Enhanced Investment Technologies, LLC   801-60987
Sands Capital Management, L.P.    801-36414

MGI US Large Cap Value Equity Fund
Lord Abbett & Co. LLC     801-6997
Pzena Investment Management    801-50838

MGI US Small/Mid Cap Growth Equity Fund
Westfield Capital Management Company, LLC  801-34350
Mazama Capital Management, Inc.    801-55010

MGI US Small/Mid Cap Value Equity Fund
J.L. Kaplan Associates, LLC     801-11802
Wells Capital Management     801-21122

MGI Non-US Core Equity Fund
Grantham, Mayo, Van Otterloo & Company, LLC  801-15028

MGI Core Opportunistic Fixed Income Fund
BlackRock Advisors, Inc.     801-47710
Western Asset Management Company   801-08162

MGI US Short Maturity Fixed Income Fund
Deutsche Investment Management Americas   801-252

Screen 5

No. 11  MGI Funds Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
SEC No: 8-046960

Screen 8

No. 14  IBT - please contact PFPC or Subadvisors for the SEC file numbers of their affiliated broker/dealers

Screen 11

No. 11  Bank of New York IRS Number - IBT please check with Custody

Screen 12

No. 22  Bank of America IRS Numbers - IBT please check with Custody

Series 1
Screen 31

Question 70

INVESTMENT PRACTICES

MGI US Large Cap Growth Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	N
R.	Short selling	Y

Series 2

Screen 31

Question 70

INVESTMENT PRACTICES

MGI US Large Cap Value Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	N
R.	Short selling	Y

Series 3

Screen 31
Question 70

INVESTMENT PRACTICES

MGI US Small/Mid Cap Growth Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	N
R.	Short selling	Y

Series 4

Screen 31

Question 70

INVESTMENT PRACTICES

MGI US Small/Mid Cap Value Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	N
R.	Short selling	Y

Series 5

Screen 31

Question 70

INVESTMENT PRACTICES

MGI Core Opportunistic Fixed Income Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	N
R.	Short selling	Y

Series 6

Screen 31

Question 70

INVESTMENT PRACTICES

MGI US Short Maturity Fixed Income Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	N
N.	Currency exchange transactions	N
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	N
R.	Short selling	Y

Screen 38

Question 77

A.	Is the Registrant filing any of the following attachments with
the current filing of Form N-SAR?     Y

NOTE: If answer is “Y” (Yes), mark those items below being filed as an attachment to this form or incorporated by reference.

B. Accountant’s report on internal control    Finance
C. Matters submitted to a vote of security holders   N
D. Policies with respect to security investments    N
E. Legal proceedings       N
F. Changes in security for debt      N
G. Defaults and arrears on senior securities    N
H. Changes in control of Registrant     N
I. Terms of new or amended securities     N
J. Revaluation of assets or restatement of capital share account N
K. Changes in Registrant’s certifying accountant   N
L. Changes in accounting principles and practices   N
M. Mergers        N
N. Actions required to be reported pursuant to Rule 2a-7  N
O. Transactions effected pursuant to Rule 10f-3    Y
P. Information required to be filed pursuant to exemptive orders N

77.	(Continued) Mark those items below being filed as an attachment to this form or incorporated by reference.

Q1. Exhibits        Y
Q2. Any information called for by instructions to sub-item Q2  N
Q3. Any information called for by instructions to sub-item Q3  N

77Q-2 -

The following documents are incorporated by reference:

1. Amended and Restated Agreement and Declaration of Trust dated May 16, 2005
2. Amended and Restated By-laws dated May 16, 2005
3.	Investment Management Agreement between Registrant and Mercer Global Investments, Inc.
4.	Subadvisory agreements between Mercer Global Investments, Inc. and the following subadvisors:

Enhanced Investment Technologies, LLC
Sands Capital Management, L.P.
Lord Abbett &Co. LLC
Pzena Investment Management LLC
Westfield Capital Management Company
Mazama Capital Management, Inc.
J.L. Kaplan Associates, LLC
Wells Capital Management Incorporated
Grantham, Mayo, Van Otterloo & Co., LLC
BlackRock Advisors, Inc.
Western Asset Management Company
Deutsche Investment Management Americas

Each of the above named documents are incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 filed on August 4, 2005, File Nos. 333-123467 and 811-21732, (Accession No. 0001137439-05-000191)